As filed with the Securities and Exchange Commission on March 5, 2001
                                                           Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                 EXTENSITY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                        68-0368868
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                             ----------------------

                          2200 POWELL STREET, SUITE 300
                              EMERYVILLE, CA 94608
                                 (510) 594-5700
                    -----------------------------------------
                    (Address of principal executive offices)

                             ----------------------

                        2000 EMPLOYEE STOCK PURCHASE PLAN
                       2000 NONSTATUTORY STOCK OPTION PLAN
                             1996 STOCK OPTION PLAN
                       -----------------------------------
                            (Full title of the plans)


                                ROBERT A. SPINNER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 EXTENSITY, INC.
                          2200 POWELL STREET, SUITE 300
                              EMERYVILLE, CA 94608
                                 (510) 594-5700
                  --------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ----------------------

                                   COPIES TO:

                           JAMES F. FULTON, JR., ESQ.
                               COOLEY GODWARD LLP
                               5 PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                               PALO ALTO, CA 94306
                                 (650) 843-5000

                             ----------------------

================================================================================

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                        PROPOSED MAXIMUM    PROPOSED MAXIMUM
TITLE OF SECURITIES                                        OFFERING             AGGREGATE            AMOUNT OF
 TO BE REGISTERED            AMOUNT TO BE REGISTERED   PRICE PER SHARE (1)  OFFERING PRICE (1)    REGISTRATION FEE

Stock Options and Common
Stock (par value $.001)         1,927,971 shares         $6.82 - $8.78       $15,712,261.70         $3,928.07
==================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon: (a) for shares issuable under the Company's 2000 Employee Stock Purchase Plan, 85% of the average high and low price of Registrant's Common Stock on February 28, 2001, as reported on the Nasdaq National Market; (b) for shares issuable pursuant to outstanding options under the Company's 2000 Nonstatutory Stock Option Plan, the exercise price of such shares; or (c) for shares issuable pursuant to unissued options under the 2000 Nonstatutory Stock Option Plan and the 1996 Stock Option Plan, the average of the high and low prices of Registrant's Common Stock on February 28, 2001, as reported on the Nasdaq National Market. The chart below details the calculation of the registration fee.

(2) Pursuant to Rule 416(a), this Registration Statement shall also cover any additional shares of the Registrant's Common Stock that becomes issuable under the plans by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration that increases the number of the Registrant's outstanding shares of Common Stock.

                         CALCULATION OF REGISTRATION FEE

          TITLE OF SHARES                NUMBER OF SHARES        OFFERING PRICE PER SHARE     AGGREGATE OFFERING PRICE
---------------------------------        ----------------        ------------------------     ------------------------
Common Stock issuable pursuant to             362,174                     $7.46                   $2,701,818.04
the Extensity, Inc. 2000 Employee
Stock Purchase Plan

Common Stock issuable pursuant to             376,150                     $6.82                   $2,565,343.00
the outstanding options under the
2000 Nonstatutory Stock Option Plan

Common Stock issuable pursuant to             223,850                     $8.78                   $1,965,403.00
the unissued options under the
2000 Nonstatutory Stock Option Plan

Common Stock issuable pursuant to             965,797                     $8.78                   $8,479,697.66
unissued options under the 1996
Stock Option Plan

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.


                                       2.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
       REGISTRATION STATEMENTS ON FORM S-8 NO. 333-36336 AND NO. 333-45748

          The contents of Registration Statement on Form S-8 No. 333-36336 filed with the Securities and Exchange Commission on May 5, 2000 and Registration Statement on Form S-8 No. 333-45748 filed with the Securities and Exchange Commission on September 13, 2000 are incorporated by reference herein.

                                    EXHIBITS

EXHIBIT
NUMBER
-------
4.1 (1)   Amended and Restated Certificate of Incorporation of Registrant.
4.2 (1)   Bylaws of Registrant.
4.3 (1)   Registrant's 1996 Stock Option Plan, as amended.
4.4 (1)   Registrant's 2000 Employee Stock Purchase Plan.
4.5 (2)   Registrant's 2000 Nonstatutory Stock Option Plan.
5.1       Opinion of Cooley Godward LLP.
23.1      Consent of PricewaterHouse Coopers LLP (Independent Auditors).
23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
          Registration Statement.
24.1      Power of Attorney is contained on the signature page.

-------------------
(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 333-90979), as amended, declared effective by the Securities and Exchange Commission on January 26, 2000.

(2) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-45748) and incorporated herein by reference.

                                       3.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Emeryville, State of California, on March 5, 2001.

                                    EXTENSITY, INC.

                                    By: /s/ Robert A. Spinner
                                        ----------------------------------------
                                    Title: President and Chief Executive Officer


                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert A. Spinner and Kenneth R. Hahn, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                       4.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            SIGNATURE                              TITLE                                DATE

/s/ Robert A. Spinner                    President and Chief Executive              March 5, 2001
---------------------------------        Office and Director (Principal
        ROBERT A. SPINNER                Executive Officer)


/s/ Kenneth R. Hahn                      Chief Financial Officer (Principal         March 5, 2001
---------------------------------        Financial Officer)
       KENNETH R. HAHN

/s/ Sharam I. Sasson                     Chairman of the Board of Directors         March 5, 2001
---------------------------------        and Founder
       SHARAM I. SASSON

/s/ John R. Hummer                       Director                                   March 5, 2001
---------------------------------
         JOHN R. HUMMER

/s/ Ted E. Schlein                       Director                                   March 5, 2001
---------------------------------
        TED E. SCHLEIN

/s/ Christopher D. Brennan               Director                                   March 5, 2001
---------------------------------
    CHRISTOPHER D. BRENNAN

/s/ Maynard G. Webb                      Director                                   March 5, 2001
---------------------------------
        MAYNARD G. WEBB


                                       5.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
-------
4.1 (1)   Amended and Restated Certificate of Incorporation of Registrant.
4.2 (1)   Bylaws of Registrant.
4.3 (1)   Registrant's 1996 Stock Option Plan, as amended.
4.4 (1)   Registrant's 2000 Employee Stock Purchase Plan.
4.5 (2)   Registrant's 2000 Nonstatutory Stock Option Plan.
5.1       Opinion of Cooley Godward LLP.
23.1      Consent of PricewaterHouse Coopers LLP (Independent Auditors).
23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
          Registration Statement.
24.1      Power of Attorney is contained on the signature page.

-------------------
(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 333-90979), as amended, declared effective by the Securities and Exchange Commission on January 26, 2000.

(2) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-45748) and incorporated herein by reference.



                                       6.